UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-51012

Date of Report: October 18, 2007

XINYINHAI TECHNOLOGY, LTD.

(Exact name of registrant as specified in its charter)

Utah	87-0427336
(State of Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

No. 16, Dalian Road, Centralized Park Haping Road, Harbin Development Zone, China	150060
(Address of principal executive offices)	(Zip Code)

86-451-868-11118
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into Material Definitive Agreement

Item 2.01

Completion of Acquisition of Assets

Item 2.03

Creation of a Direct Financial Obligation

Harbin Golden Sea Technology Printing Co., Ltd., the subsidiary of Xinyinhai Technology, Ltd., has purchased a 12 story office building with 7,054 square meters of floor space, located at 1 Bile Street, Nangang District, Harbin, P.R. China.  The purchase price is 26,450,000 Renminbi ($3,526,667).  Upon execution of the Real Estate Purchase Contract, Harbin Golden Sea paid 5,000,000 Renminbi ($666,667).  Another 11,000,000 Renminbi ($1,466,667) are due on November 30, 2007.  The final payment of 10,450,000 Renminbi ($1,393,333) is due on March 31, 2008.

Item 9.01

Financial Statements and Exhibits

Exhibits

10-a.

Real Estate Purchase Contract

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XINYINHAI TECHNOLOGY, LTD.

Dated: October 26, 2007

By:  /s/ Tian Ling

      Tian Ling, Chief Executive Officer